UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2006

ENGELHARD CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-8142	22-1586002
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
101 Wood Avenue, Iselin, New Jersey	08830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 205-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 20, 2006, the Company issued a press release entitled “Engelhard Issues Statement.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following is filed as an exhibit to this report:

99.1   Press release dated April 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGELHARD CORPORATION
(Registrant)

Date:	April 20, 2006	/s/ Michael A. Sperduto /s/ Michael A. Sperduto
Name: Michael A. Sperduto
Title: Vice President and Chief Financial Officer

Exhibit 99.1
Contacts Media Ted Lowen, Engelhard Corp. 732-205-6360
Investor Relations Gavin A. Bell, Engelhard Corp. 723-205-6313
or
Dan Katcher/Eden Abrahams Joele Frank, Wilkinson Brimmer Katcher 212-355-4449
Engelhard Corporation 101 Wood Avenue, P.O. Box 770 Iselin, NJ 08830-0770

For immediate release

ENGELHARD ISSUES STATEMENT

ISELIN, NJ, April 20, 2006 - Engelhard Corporation (NYSE:EC), one of the largest surface and materials science companies in the world, today issued the following statement:

As we indicated when we originally made our filing, we will not be commenting on the details of our process to explore strategic alternatives. When the company has reached the conclusion of the process, we will make an announcement at that time.

Engelhard Corporation is a surface and materials science company that develops technologies to help customers improve their products and processes. A Fortune 500 company, Engelhard is a world-leading provider of technologies for environmental, process, appearance and performance applications. For more information, visit Engelhard on the Internet at www.engelhard.com.

Forward-Looking Statements:  This announcement contains forward-looking statements. There are a number of factors that could cause Engelhard’s actual results to vary materially from those projected in the forward-looking statements. For a more thorough discussion of these factors, please refer to “Forward-Looking Statements” (excluding the first and sixth sentences thereof) on page 34 of Engelhard’s 2005 Annual Report on Form 10-K, dated March 3, 2006, and Exhibit (a)(11) to Amendment No. 2 to the Company's Schedule 14D-9 (Investor Presentation entitled "Engelhard Response to BASF Offer") (excluding the last paragraph of page 33 thereof), filed on February 2, 2006.

Additional Information and Where To Find It: This announcement does not constitute an offer or invitation to purchase nor a solicitation of an offer to sell any securities of Engelhard. In connection with the proposed transaction, BASF filed a Tender Offer Statement on Schedule TO on January 9, 2006, which has been amended (the “Tender Offer Statement”). Engelhard has filed certain materials with the SEC, including a Solicitation/Recommendation Statement on Schedule 14D-9, which has been amended (the “Schedule 14D-9”). Engelhard plans to file with the SEC and mail to its share-holders a Proxy Statement on Form 14A relating to the 2006 annual meeting of shareholders and the election of directors (the “2006 Proxy Statement”). Information regarding the names of Engelhard’s directors and executive officers and their respective interests in Engelhard by security holdings or otherwise is set forth in Engelhard’s Proxy Statement relating to the 2005 annual meeting of shareholders (“2005 Proxy Statement”). Additional information regarding the interests of such potential participants will be included in the 2006 Proxy Statement and other relevant documents to be filed with the SEC in connection with Engelhard’s 2006 annual meeting of shareholders that will be filed with the SEC.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the Tender Offer Statement, Schedule 14D-9, 2005 Proxy Statement, 2006 Proxy Statement (when it is filed and becomes available) and other documents filed by Engelhard or BASF with the SEC at the SEC's website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of each of the Schedule 14D-9, 2005 Proxy Statement and 2006 Proxy Statement (when it is filed and becomes available), as well as Engelhard's related filings with the SEC, from Engelhard by directing a request to Engelhard Corporation, 101 Wood Avenue, Iselin, New Jersey 08830, Attention: Investor Relations or at 732-205-5000.

Copies of Engelhard’s letter to shareholders and Schedule 14D-9 may also be obtained from MacKenzie Partners, Inc. by calling 1-800-322-2885 toll free or a 1-212-929-5500 collect or by e-mail at Engelhard@mackenziepartners.com.
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